[The America Funds Group(R)]

New World Fund

Seeing New Worlds Through Experienced Eyes

Semi-Annual Report to Shareholders, for the six months ended April 30, 2000

[photo: person sitting on boat, while working on laptop computer]


New World Fund(sm) seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

New World Fund is one of the 29 mutual funds in The American Funds Group,(R) the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here is the total return on a $1,000 investment for the period ended March 31, 2000 (the most recent calendar quarter):

Lifetime (since 6/17/99)
Class A Shares            +18.68%
reflecting the maximum 5.75% sales charge

Results for Class B shares are not shown because of the brief time between their introduction on March 15 and the end of the quarter.

Please see the back cover for important information about Class A and B shares.

Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of, or guaranteed by, a bank or any other entity. Investing outside the United States (especially in developing countries) entails additional risks, such as currency fluctuations, as more fully described in the prospectus. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal.


Fellow Shareholders:

Since we last reported to you, the number of shareholders in New World Fund has nearly doubled to more than 92,000 and the fund's assets have surpassed $1 billion. As the fund approaches its first anniversary, we must once again express our gratitude for the confidence that you have placed in us.

Investment Results

For the six-month period from October 31, 1999, through April 30, 2000, New World Fund's net asset value increased from $23.67 per share to $26.85, representing a return of 14.3% if, like most shareholders, you reinvested the income dividend of $.20 a share that was paid in December, 1999.

As you can see in the "Results at a Glance" table below, your fund handily outpaced its most relevant benchmark, the unmanaged Morgan Stanley Capital International (MSCI) All Country World Free Index. Your fund's strategy of blending three distinct asset classes - stocks of companies based in the developed world, stocks of companies based in the developing world, and government and corporate bonds of developing country issuers - also produced a better return than both the developed and developing country equity indexes.

[Begin Sidebar]
Results at a Glance
Total returns (with all distributions reinvested)


                             Six months          Lifetime
                          (10/31/99-4/30/00)  (6/17/99-4/30/00)
New World Fund                     14.28%            14.82%
Morgan Stanley Capital International
(MSCI) All Country World Free Index 7.93             11.58
MSCI World Index                    7.64             12.44
MSCI Emerging Markets Free
(EMF) Index                        13.87             10.31
JP Morgan Emerging Markets Bond
Index Plus                         14.43             20.02

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI All Country World Free Index, which blends the MSCI World and EMF indexes, weighted by market capitalization. The MSCI World Index measures 22 developed country stock markets, while the MSCI EMF Index measures 25 developing country stock markets. New World Fund also invests in developing country government and corporate bonds. The JP Morgan Emerging Markets Bond Index Plus measures total returns for developing country bonds. The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses.
[End Sidebar]

[Begin Sidebar]
Where the Fund's Assets Are Invested
Geographical distribution of net assets on April 30, 2000

Developed Market Equities    34.5%

Asia
Japan        6.4%
Hong Kong    3.6
Singapore    2.8
Taiwan       2.3
Australia     .7

The Americas
United States   9.7
Canada           .7

Europe
United Kingdom    2.7
Sweden            2.1
Netherlands       1.0
Finland            .9
Norway             .5
Switzerland        .5
France             .3
Ireland            .2
Spain              .1

Developing Market Equities   42.4%
Asia
South Korea          10.9
India                 1.7
China                 1.6
Philippines           1.3
Thailand               .4
Indonesia              .3

The Americas
Brazil           6.7
Mexico           4.6
Argentina        1.5
Chile             .5
Venezuela         .4

Europe
Turkey           2.3
Poland           2.1
Hungary          1.9
Croatia           .6
Greece            .3

Africa/Middle East
Israel         3.4
South Africa   1.2

Other
Supranational    .7

Developed Market Bonds   .2%

Netherlands              .2

Developing Market Bonds 8.7%

Asia
Philippines      .5
India            .2

The Americas
Brazil        2.7
Argentina     1.5
Mexico        1.4
Panama         .7

Europe
Turkey        .5
Russia        .5
Poland        .5
Croatia       .2

Cash & Equivalents    14.2%

Total                100.0%
[End Sidebar]


The Investment Environment

New World Fund's brief lifetime has coincided with an increasingly volatile period for global financial markets. After a steep rise in the prices of technology stocks over the past year, concern that valuations were overly optimistic took its toll on "new economy" stocks worldwide in March. The decline in technology stocks spread to other areas of the market in April. But even as economists and analysts differ over the longer term impact - whether the decline was a healthy, much-needed correction or a signal of a more difficult investment environment ahead - the fundamentals of the global economy still appear positive. Inflation is expected to remain low, and virtually every region of the globe is experiencing economic growth.

This has been a good environment for highlighting your fund's unique investment strategy. New World Fund may invest in the companies and debt securities of "qualified developing countries." The fund can also provide indirect exposure to these and other developing countries by investing in multinational companies based in the developed world with significant assets in or revenues from the developing world.

This approach should provide the fund with diversification and increased liquidity, which may reduce the volatility historically associated with investing solely in developing markets. The fund's resilience during the recent market volatility affirmed for us the validity of our overall global strategy.

The Fund's Portfolio

New World Fund's investment adviser, Capital Research and Management Company, invests with a long-term focus based on thorough research into individual companies. This company-by-company approach has helped to achieve wide geographic and industry diversification. As of April 30, you were part-owner through the fund of 145 companies located in 36 countries, representing a broad range of industries.

As we built the portfolio following the fund's introduction last year, our focus on individual companies led us to a number of attractively valued businesses with solid long-term prospects in the areas of telecommunications, media and technology. These securities represent 32% of the fund's portfolio.

Given the recent concern about the lofty valuations of such stocks in the United States, it may seem unusual to talk about finding value in these areas. But that is exactly what we are seeing in developing markets right now. Consider the differing situations faced by telecommunications companies in the developed and developing worlds.

In the developed world, telecommunications is a fairly mature business, with growth coming primarily from cellular and wireless service providers. The Internet offers potential avenues of growth, but there are many competitors and stock valuations remain high, even after the recent decline.

In the developing world, much of the growth in telecommunications will come simply from providing people with their first phones - in many cases, a mobile phone instead of a fixed line. Internet usage is significantly lower than in the developed world, and goods and services bought over the Internet are quite a small part of overall consumer spending. As a result, many developing world telecommunications stocks have much lower valuations, even as their growth projections appear more achievable.

Here is a brief look, arranged by region, at some of the investments and recent developments that are contributing to your fund's success.

Asia and the Pacific Basin

Japan is the fund's fourth-largest geographic concentration, accounting for a little more than 6% of assets. The Japanese economy continues to seesaw - growing one quarter, retreating the next - with no clear indication of when recovery will finally take hold. By focusing instead on the long-term prospects for individual Japanese companies, our analysts identified a number of promising investments, including a new holding for the fund, Marubeni, one of Japan's largest general trading companies, with operations in some 80 countries in the developed and developing worlds.

The developing economies in the region have made a rapid recovery from the fiscal crisis of 1997. For those that have committed themselves to free-market policies, the recovery seems sustainable. For those that have not - including Indonesia and Malaysia - recovery may prove fragile. We see Asian markets sorting into two groups: those with transparent investor policies and those without. As foreign capital returns to the region, it will likely flow to those countries with a regulatory environment favorable to investment.

South Korea in particular has demonstrated solid growth and low inflation. Even so, many Korean companies still appear undervalued. Attractive stock prices and a favorable outlook for the Korean economy have made some stocks downright irresistible. Three of the fund's ten largest holdings are Korean companies, including Shinhan Bank, a new addition to the portfolio. The bank has an impressive market share and a large Internet presence, but its stock was trading at a very low price-to-earnings ratio. The sheer number of value opportunities like this have made South Korea, at almost 11% of assets, the fund's largest geographic concentration.

The Americas

The United States is the fund's second-largest geographic concentration, representing nearly 10% of assets. The fund's largest U.S. holding is Avon Products, one of the most widely recognized names in beauty products. Avon has been a global company for more than 50 years, has a strong presence in Brazil and Mexico, and is currently equipping its sales force with Internet capabilities.

Brazil and Mexico are the fund's third- and fifth-largest geographic concentrations, representing roughly 9% and 6% of assets, respectively. Mexican government bonds were elevated to investment-grade status in March. This had a positive effect on the Mexican equity market as well, and created enough good feeling to lift investor sentiment for all of Latin America. In Brazil, stocks and bonds benefited from the government's commitment to continuing a largely successful program of fiscal reforms. The fund held about 3% of its assets in Brazilian bonds.

Europe

Recovery is now firmly rooted in the developed economies of Europe. Despite high unemployment in some areas, the outlook for the region is generally optimistic. Inflation has remained low and production has risen nicely, with France and the United Kingdom showing particular strength. With British companies representing nearly 3% of assets, the U.K. continued to be the fund's largest geographic concentration in developed Europe.

As the fundamentals for developed Europe continue to improve, so does the outlook for its developing neighbors. The fund's largest geographic concentrations in developing Europe are Turkey and Poland, each representing a little less than 3% of assets. Two of the fund's new holdings, indicative of the growth opportunities we are discovering in developing Europe, are a Turkish bank, Yapi ve Kredi (one of the fund's ten largest holdings), and Elektrim, a diversified trading company with a stake in Poland's leading telecommunications provider.

Perhaps the most notable resurrection was Russia. The government defaulted on its debt in August 1998, an action that effectively removed Russia from the global economy. Since that time, the Russian economy has benefited from higher commodity prices (especially oil) and the successful restructuring of the defaulted debt. By no means least among the positive developments in Russia was the peaceful transition that brought Vladimir Putin to the presidency.

The situation in Russia is far from perfect, of course - in the words of your fund's fixed-income portfolio counselor, the Russian economy has improved "from awful to merely bad" - but the trend is encouraging. For these reasons, we have made a small purchase of some of that restructured Russian debt. Government bonds have typically been one of the first ways to benefit from a generally positive trend, since they usually are highly liquid and can quickly reflect improvements in the government's fiscal situation.

Looking Ahead

Over the next six months, we think developing economies will continue to benefit from the economic health of the developed world. Given our long-term perspective, we more eagerly anticipate the next ten years, during which developing countries should account for more than 50% of the world's estimated economic growth, according to Capital International, an affiliate of your fund's investment adviser.

We appreciate your continued support and look forward to reporting to you again in six months.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Chairman of the Board

/s/ Robert W. Lovelace
Robert W. Lovelace
President

June 6, 2000


New World Fund, Inc.
Investment Portfolio, April 30, 2000


INDUSTRY DIVERSIFICATION
 9.28% Banking
 9.22% Electronic Components
 7.44% Diversified Telecommunication Services
 5.76% Wireless Telecommunication Services
 5.12% Electrical & Electronics
40.11% Other Industries
 8.85% Bonds & Notes
14.22% Cash & Equivalents



LARGEST INDIVIDUAL
EQUITY HOLDINGS
Samsung Electronics                                                                                    2.76%
Samsung Electro-Mechanics                                                                                2.62
Hon Hai Precision                                                                                        2.10
Telesp Celular Participacoes                                                                             1.73
Yapi ve Kredi Bankasi                                                                                    1.60
Sony                                                                                                     1.59
Shinhan Bank                                                                                             1.58
Unibanco-Uniao de Bancos Brasileiros                                                                     1.49
Telefonos de Mexico                                                                                      1.47
Telefonaktiebolaget LM Ericsson                                                                          1.40



                                                                                     Shares or        Market      Percent
                                                                                      Principal        Value       of Net
EQUITY SECURITIES (common and preferred stocks and                                       Amount   (Millions)       Assets
convertible debentures)
--------------------------------------------                                           --------     --------     --------

BANKING  -  9.28%
Yapi ve Kredi Bankasi AS (Turkey)                                                    701,500,000       22.405         1.60
Shinhan Bank (South Korea)                                                             2,304,000       22.116         1.58
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR) (Brazil)                            836,000       20.848         1.49
DBS Group Holdings Ltd. (Singapore)                                                    1,295,779       17.843         1.28
ABN AMRO Holding NV (Netherlands)                                                        506,746       10.450          .75
Wielkopolski Bank Kredytowy SA (Poland)                                                1,749,886       10.031          .72
ICICI Bank Ltd. (India)                                                                1,209,200        6.565
ICICI Bank Ltd. (ADR) (1)                                                                 27,000         .466          .50
Bangkok Bank PCL (Thailand) (1)                                                        3,310,300        5.613          .40
Standard Chartered Bank (United Kingdom)                                                 390,000        5.225          .37
Kookmin Bank (South Korea)                                                               362,048        3.916          .28
KorAM Bank (South Korea)                                                                 500,000        2.744          .20
Hanvit Bank (South Korea) (1)                                                          1,050,000        1.595          .11

ELECTRONIC COMPONENTS  -  9.22%
Samsung Electronics Co., Ltd. (South Korea)                                              142,800       38.612         2.76
Samsung Electro-Mechanics Co. (South Korea)                                              539,000       36.678         2.62
Hon Hai Precision Industry Co. Ltd. (Taiwan) (1)                                       3,045,000       29.432         2.10
Omni Industries Ltd. (Singapore)                                                       3,850,000        7.537          .54
NatSteel Electronics Ltd 1.50% convertible debentures                                 $5,600,000        7.483          .53
2004 (Singapore)
Venture Manufacturing (Singapore) Ltd. (Singapore)                                       571,800        6.703          .48
Varitronix International Ltd. (Honk Kong--                                             1,161,000        2.609          .19
Incorporated in Bermuda)

DIVERSIFIED TELECOMMUNICATION SERVICES  -  7.44%
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                    345,000       20.290
Telefonos de Mexico, S.A. de C.V. 4.25% convertible                                     $180,000         .247         1.47
debentures 2004
Magyar Tavkozlesi Rt. (ADR) (Hungary)                                                    469,000       16.327         1.17
FirstCom Corp. (USA) (1)                                                                 635,000       13.176          .94
Global Light Telecommunication Inc. (Canada) (1) (2)                                     577,500        6.627          .47
Korea Telecom Corp. (South Korea)                                                         65,000        4.441
Korea Telecom Corp. (ADR)                                                                 60,000        2.070          .47
Nortel Inversora SA, preferred, Class B (ADR) (Argentina)                                348,000        6.438          .46
Compania Anonima Nacional Telefonos de Venezuela (CANTV),                                200,000        5.800          .42
 Class D (ADR) (Venezuela)
Telecom Argentina STET-France Telecom SA, Class B                                        165,000        4.610          .33
(ADR) (Argentina)
Mahanagar Telephone Nigam Ltd. (GDR) (India)                                             350,000        4.550          .33
Koninklijke PTT Nederland NV (Netherlands)                                                40,322        4.070          .29
Videsh Sanchar Nigam Ltd. (GDR) (India)                                                  212,800        4.022          .29
Compania de Telecomunicaciones de Chile SA (ADR) (Chile)                                 170,000        3.145          .22
Telefonica de Argentina SA, Class B (ADR) (Argentina)                                     85,000        2.986          .21
Global TeleSystems Group, Inc. (USA) (1)                                                 195,500        2.847          .20
Bell Canada International Inc. (Canada) (1)                                              102,000        2.419          .17

WIRELESS TELECOMMUNICATION SERVICES  -  5.76%
Telesp Celular Participacoes SA, preferred nominative (Brazil)                       696,093,028       12.488
Telesp Celular Participacoes SA, ordinary nominative                                 741,827,848       11.731         1.73
Tele Sudeste Celular Participacoes SA, preferred nominative                              330,000       14.108
(ADR) (Brazil)
Tele Sudeste Celular Participacoes SA, ordinary nominative                           624,710,000        2.629         1.20
Tele Nordeste Celular Participacoes SA, preferred                                        235,000       12.220          .87
nominative (ADR) (Brazil)
Nuevo Grupo Iusacell, SA de CV (ADR) (Mexico) (1)                                        625,000        9.961          .71
Tele Celular Sul Participacoes SA, preferred nominative                                  185,000        7.146          .51
(ADR) (Brazil)
China Telecom (Hong Kong) Ltd. (China) (1)                                               812,000        5.864          .42
Telemig Celular Participacoes SA, preferred nominative                                    76,700        4.487          .32
(ADR) (Brazil)

ELECTRICAL & ELECTRONICS  -  5.12%
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                        176,500       15.746
Telefonaktiebolaget LM Ericsson, Class B (ADR)                                            42,500        3.759         1.40
Trigem Computer Inc. (South Korea)                                                       239,550       13.840          .99
ECI Telecom Ltd. (Israel)                                                                415,000       11.542          .82
Elektrim SA (Poland) (1)                                                                 420,000        5.268
Elektrim SA 3.75% convertible debentures 2004                                         $2,100,000        1.912          .51
Lucent Technologies Inc. (USA)                                                           110,000        6.841          .49
Locus Co., Ltd. (South Korea) (1)                                                         54,500        6.631          .47
Nokia Corp., Class A (Finland)                                                            88,000        5.056          .36
LG Electronics Inc. (South Korea)                                                         43,000        1.147          .08

HEALTH & PERSONAL CARE  -  4.56%
Avon Products, Inc. (USA)                                                                456,400       18.941         1.35
Kimberly-Clark Corp. (USA)                                                               180,000       10.451          .75
PLIVA d.d. (GDR) (Croatia)                                                               675,000        8.438          .60
AstraZeneca PLC (United Kingdom)                                                         193,500        8.111          .58
Monsanto Co. (USA)                                                                       154,700        7.725          .55
Pfizer Inc (USA)                                                                         160,000        6.740          .48
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                                        80,000        3.520          .25

BEVERAGES & TOBACCO  -  2.87%
Fomento Economico Mexicano, SA de CV (Mexico)                                            325,000       13.406          .96
Coca-Cola Co. (USA)                                                                      184,000        8.660          .62
PepsiCo, Inc. (USA)                                                                      176,000        6.457          .46
South African Breweries PLC (United Kingdom)                                             574,000        4.241          .31
Coca-Cola Amatil Ltd. (Australia)                                                      1,429,236        3.419          .24
Coca-Cola Beverages PLC (United Kingdom) (1)                                           1,515,000        2.758          .20
Philip Morris Companies Inc. (USA)                                                        50,200        1.098          .08

WHOLESALE & INTERNATIONAL TRADE  -  2.66%
Li & Fung Ltd. (Hong Kong)                                                             4,406,000       17.027         1.22
Marubeni Corp. (Japan)                                                                 5,105,600       14.778         1.06
Samsung Co., Ltd. (South Korea)                                                          470,000        5.338          .38

BROADCASTING & PUBLISHING  -  2.21%
MIH Ltd., Class A (South Africa) (1)                                                     207,000        9.729          .70
Grupo Televisa, SA, ordinary participation                                               100,000        6.344          .45
certificates (ADR) (Mexico) (1)
Nasionale Pers Beperk (South Africa)                                                     522,000        5.399          .39
Antenna TV SA (ADR) (Greece) (1)                                                         236,000        4.558          .33
Independent Newspapers, PLC (Ireland)                                                    340,000        2.718          .19
Matav-Cable Systems Media Ltd. (Israel)                                                  100,000        2.161          .15

AUTOMOBILES  -  2.15%
Suzuki Motor Corp. (Japan)                                                               947,000       14.090         1.01
Honda Motor Co., Ltd. (Japan)                                                            309,000       13.801          .99
Nissan Motor Co., Ltd. (Japan) (1)                                                       462,000        2.098          .15

BUSINESS SERVICES  -  2.04%
New World Infrastructure Ltd. (Hong Kong) (1)                                          5,150,000        5.488          .39
Sabre Group Holdings, Inc. (USA) (1)                                                     145,098        5.069          .36
Zhejiang Expressway Co. Ltd. (China)                                                  27,700,000        3.201          .23
TTI Team Telecom International Ltd. (Israel) (1)                                         118,500        3.185          .23
Seminis, Inc. (USA) (1)                                                                  670,000        3.015          .22
VIA NET.WORKS, Inc. (USA) (1)                                                            160,000        2.885          .21
International Container Terminal Services, Inc.                                       64,500,000        2.376          .17
(Philippines) (1)
Terra Networks, SA (Spain) (1)                                                            22,700        1.407          .10
Rentokil Initial PLC (United Kingdom)                                                    475,000        1.299          .09
Korea Thrunet Co., Ltd. (South Korea) (1)                                                 23,900         .618          .04

FOOD & HOUSEHOLD PRODUCTS  -  1.88%
Nestle SA (Switzerland)                                                                    3,800        6.719          .48
Sara Lee Corp. (USA)                                                                     380,400        5.706          .41
Groupe Danone (France)                                                                    18,000        3.942          .28
Santa Isabel SA (ADR) (Chile) (1)                                                        430,000        3.655          .26
PT Indofood Sukses Makmur Tbk (Indonesia) (1)                                          3,303,000        2.265          .16
Uni-President Enterprises Co. (Taiwan) (1)                                             3,000,000        2.143          .15
Dole Food Co., Inc. (USA)                                                                 81,200        1.426          .10
Reckitt Benckiser PLC (formerly Reckitt & Colman PLC)                                     53,500         .546          .04
(United Kingdom)

METALS: NONFERROUS  -  1.85%
KGHM Polska Miedz SA (Poland)                                                            842,000       12.293          .88
Alcoa Inc. (USA)                                                                         159,000       10.315          .74
Freeport-McMoRan Copper & Gold Inc., Class B (USA) (1)                                   268,000        2.580          .18
Billiton PLC (United Kingdom)                                                            201,500         .748          .05

MULTI-INDUSTRY  -  1.84%
Industriforvaltnings AB Kinnevik, Class B (Sweden)                                       263,753        9.152          .65
First Pacific Co. Ltd. (Hong Kong)                                                    22,770,000        8.040          .57
Orkla AS, Class A (Norway)                                                               422,857        6.558          .47
Benpres Holdings Corp. (Philippines) (1)                                               8,400,000        1.181          .08
China Merchants Holdings Co. (Honk Kong)                                               1,500,000         .934          .07

REAL ESTATE  -  1.78%
SM Prime Holdings, Inc. (Philippines)                                                 65,800,000        8.612          .62
IRSA Inversiones y Representaciones SA (Argentina)                                     1,229,257        3.629
IRSA Inversiones y Representaciones SA (GDR)                                             120,330        3.550          .51
China Resources Enterprise, Ltd. (Hong Kong)                                           3,950,000        4.970          .36
Ayala Land, Inc. (Philippines)                                                        17,850,000        2.812          .20
New World China Land Ltd. (China - Incorporated in                                     4,705,800        1.202          .09
 the Cayman Islands) (1)

ENERGY SOURCES  -  1.69%
MOL Magyar Olaj- es Gazipari Rt. (Hungary)                                               550,000        9.712          .69
Broken Hill Proprietary Co. Ltd. (Australia)                                             620,201        6.683          .48
Sasol Ltd. (South Africa)                                                                900,000        5.293          .38
Gulf Indonesia Resources Ltd. (Indonesia) (1)                                            275,000        1.925          .14

APPLIANCES & HOUSEHOLD DURABLES  -  1.59%
Sony Corp. (Japan)                                                                       193,400       22.275         1.59

RECREATION & OTHER CONSUMER PRODUCTS  -  1.28%
Fuji Photo Film Co., Ltd. (Japan)                                                        270,000       10.811          .77
Shimano Inc. (Japan)                                                                     269,000        5.000          .36
Bajaj Auto Ltd. (India)                                                                  260,000        2.123          .15

MERCHANDISING  -  1.19%
Migros Turk TAS (Turkey)                                                              15,050,000       10.230          .73
Giordano International Ltd. (Hong Kong)                                                2,800,000        4.584          .33
Organizacion Soriana, SA de CV, Class B (Mexico) (1)                                     462,000        1.835          .13

MACHINERY & ENGINEERING  -  1.04%
Mitsubishi Heavy Industries, Ltd. (Japan)                                              2,360,000        7.333          .52
Metso Oyj (Finland)                                                                      550,000        7.262          .52

LEISURE & TOURISM  -  0.91%
Millennium & Copthorne Hotels PLC (United Kingdom)                                     1,980,000       12.690          .91

IT CONSULTING & SERVICES  -  0.80%
Check Point Software Technologies Ltd. (Israel) (1)                                       44,000        7.612          .54
Dimension Data Holdings Ltd. (South Africa) (1)                                          550,000        3.617          .26

ELECTRONIC INSTRUMENTS  -  0.78%
Orbotech Ltd. (Israel) (1)                                                               127,500       10.869          .78

DATA PROCESSING & REPRODUCTION  -  0.66%
Great Wall Technology Co. Ltd. (China) (1)                                            10,174,000        8.491          .61
Primax Electronics Ltd. (Taiwan) (1)                                                     580,000         .764          .05

FINANCIAL SERVICES  -  0.64%
Housing Development Finance Corp. Ltd (India)                                            377,450        4.069          .29
Old Mutual PLC (United Kingdom)                                                        1,200,000        2.707          .19
ICICI Ltd. (ADR) (India)                                                                  92,100        2.232          .16

UTILITIES: ELECTRIC & GAS  -  0.62%
Huaneng Power International, Inc. (China) (1)                                         20,240,000        4.626          .33
Eletropaulo Metropolitana - Electricidade de Sao Paulo                                71,000,000        4.089          .29
SA, preferred nominative (Brazil)

FOREST PRODUCTS & PAPER  -  0.56%
Votorantim Celulose e Papel SA (ADR) (Brazil)                                            280,000        4.130          .30
Kimberly-Clark de Mexico, SA de CV (Mexico)                                            1,130,000        3.653          .26

OTHER INDUSTRIES - 0.84%
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)                                   3,800,000        6.001          .43
De Beers Consolidated Mines Ltd. (South Africa)                                          153,900        3.161          .23
AMR Corp. (USA) (1)                                                                       75,000        2.555          .18

MISCELLANEOUS - 3.67%
Other equity securities in initial period of acquisition                                               51.384         3.67

                                                                                                  ----------   ----------
Total Equity Securities (cost: $1,038.809 million)                                                  1,076.555        76.93




                                                                                                      Market      Percent
                                                                                      Principal        Value       of Net
BONDS & NOTES                                                                            Amount   (Millions)       Assets
--------------------------------------------                                           --------     --------     --------

NON-U.S. GOVERNMENT OBLIGATIONS  -  7.87%
Brazil (Federal Republic of):
 Global 14.50% 2009                                                                      $ 5.000        5.280
 Bearer 8.00% 2014 (3)                                                                    30.305       21.820
 Global 10.125% 2027                                                                      13.250       10.368         2.68
Argentina (Republic of):
 11.75% 2009                                                                              19.500       19.198
 12.00% 2020                                                                               2.000        1.979         1.52
United Mexican States Government Eurobonds, Global:
 9.875% 2007                                                                               5.000        5.150
 11.375% 2016                                                                              4.400        4.990
 11.50% 2026                                                                               5.400        6.399         1.18
Panama (Republic of), Past Due Interest Eurobond 7.0625%                                  11.662        9.417          .67
2016 (3) (4)
Turkey (Republic of) 11.875% 2030                                                          7.000        7.586          .54
Russia Principal Loan 6.90625% 2020 (4)                                                   26.500        7.321          .52
Philippines (Republic of) 9.875% 2019                                                      5.000        4.438          .32
Poland (Republic of), Past Due Interest Bond,                                              3.875        3.498          .25
Bearer 6.00% 2014 (4)
Croatian Government:
 Series B 7.0625% 2006 (4)                                                                 1.032         .962
 Series A 7.0325% 2010 (4)                                                                 1.957        1.738          .19

WIRELESS TELECOMMUNICATION SERVICES  -  0.63%
Globe Telecom, Inc. 13.00% 2009                                                            3.000        3.223          .23
PTC International Finance BV 0%/10.75% 2007 (5)                                            4.000        2.850          .20
Cellco Finance NV 12.75% 2005                                                              2.725        2.800          .20

BROADCASTING, ADVERTISING & PUBLISHING  -  0.18%
Grupo Televisa, SA  0%/13.25% 2008 (5)                                                     2.500        2.469          .18

MULTI-INDUSTRY  -  0.17%
Reliance Industries Ltd. 10.25% 2097                                                       2.500        2.314          .17


                                                                                                  ----------   ----------
Total Bonds & Notes (cost: $119.544 million)                                                          123.800         8.85



                                                                                                      Market      Percent
                                                                                      Principal        Value       of Net
SHORT-TERM SECURITIES                                                                    Amount   (Millions)       Assets
--------------------------------------------                                           --------     --------     --------
CORPORATE SHORT-TERM NOTES  -  13.45%
Rio Tinto America, Inc. 5.91%-6.09% due 5/9-6/26/2000                                     28.500       28.305         2.02
Associates First Capital Corp. 6.07% due 5/5/2000                                         18.900       18.884         1.35
Halifax PLC 6.13% due 7/11/2000                                                           16.480       16.267         1.17
American Honda Finance Corp. 5.89% due 5/1/2000                                           15.000       14.998         1.07
Reed Elsevier Inc. 6.02%-6.03% due 5/3-5/4/2000                                           12.800       12.792          .91
International Nederlanden (U.S.) Funding Corp. 6.055%                                     12.000       11.948          .86
due 5/26/2000
CDC Commercial Paper Corp. 6.03% due 5/26/2000                                            10.600       10.554          .75
France Telecom 5.92%-6.05% due 5/8-6/5/2000                                               10.520       10.496          .75
Motiva Enterprises LLC 6.04% due 6/9/2000                                                 10.000        9.933          .71
Deutsche Bank Financial Inc. 6.18%-6.25% due 5/30-6/6/2000                                 8.800        8.748          .63
Westpac Banking Corp. 6.01% due 6/6/2000                                                   8.800        8.746          .62
BMW U.S. Capital Corp. 6.04% due 6/12/2000                                                 8.780        8.717          .62
KFW International Finance Inc. 6.00% due 5/18/2000                                         8.100        8.076          .58
SBC Communications Inc. 5.87% due 5/18/2000                                                8.000        7.976          .57
Harvard University 6.02% due 6/5/2000                                                      7.900        7.852          .56
Abbey National North America 6.05% due 6/13/2000                                           4.000        3.970          .28

FEDERAL AGENCY DISCOUNT NOTES  -  0.26%
Fannie Mae 5.98% due 05/25/2000                                                            3.700        3.685          .26

NON-U.S. CURRENCY  -  0.02%
New Taiwanese Dollar                                                                   NT$9.592          .314          .02


                                                                                                  ----------   ----------
Total Short-Term Securities (cost: $192.261 million)                                                  192.261        13.73
                                                                                                  ----------   ----------
Total Investment Securities (cost: $1,350.614 million)                                              1,392.616        99.51
Excess of cash and receivables over payables                                                            6.793          .49
                                                                                                  ----------   ----------
NET ASSETS                                                                                         $1,399.409       100.00
                                                                                                  ----------   ----------

(1)Non-income-producing securities.
(2)Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
(3)Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(4)Coupon rate may change periodically.
(5)Step bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Companies Added to the Portfolio
  Since October 31, 1999
Bajaj Auto                             Marubeni
Bell Canada International              Migros Turk
Cheung Kong Infrastructure Holdings    Millennium & Copthorne Hotels
China Merchants Holdings               Nestle
China Resources Enterprise             New World Infrastructure
Dimension Data Holdings                Nokia
Dole Food                              Pfizer
Elektrim                               Samsung
FirstCom                               Santa Isabel
Giordano International                 Shinhan Bank
Global Light Telecommunications        Standard Chartered Bank
Great Wall Technology                  TTI Team Telecom International
Groupe Danone                          Tele Sudeste Celular Participacoes
Gulf Indonesia Resources               Telefonica de Argentina
Housing Development Finance            Terra Networks
ICICI Bank                             Teva Pharmaceutical Industries
IRSA Inversiones y Representaciones    VIA NET.WORKS
Independent Newspapers                 Votorantim Celulose e Papel
KorAM Bank                             Yapi ve Kredi Bankasi
Korea Thrunet
Locus
Lucent Technologies






Companies Eliminated from the Portfolio
  Since October 31, 1999

Carrefour
Colgate-Palmolive
Novartis
Partner Communications

NEW WORLD FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES                                  Unaudited
at April 30, 2000                               (dollars in           million)
Assets:
Investment securities at market
 (cost: $1,158.353)                                                 $1,200.355
Short-term securities
 (cost: $192.261)                                                      192.261
Cash                                                                      .169
Receivables for--
 Sales of investments                                $9.318
 Sales of fund's shares                               6.648
 Dividends and accrued interest                       4.496             20.462
                                                     ------             ------
                                                                     1,413.247
Liabilities:
Payables for--
 Purchases of investments                            11.826
 Repurchases of fund's shares                          .758
 Management services                                   .904
 Accrued expenses                                      .350             13.838
                                                     ------             ------
Net Assets at April 30, 2000 (authorized
 capital stock -- 200,000,000 shares) --                            $1,399.409
                                                                         =====
Class A shares, $.01 par value
 Net assets                                      $1,392.132
 Shares outstanding                              51,844,777
 Net asset value per share                           $26.85
Class B shares, $.01 par value
 Net assets                                          $7.277
 Shares outstanding                                 271,281
 Net asset value per share                           $26.82

STATEMENT OF OPERATIONS                                              Unaudited
for the six months ended April 30, 2000         (dollars in          millions)
Investment Income:
Income:
 Dividends                                           $5.027
 Interest                                            11.800            $16.827
                                                     ------             ------

Expenses:
 Management services fee                              4.596
 Distribution expenses - Class A                      1.728
 Distribution expenses - Class B                       .005
 Transfer agent fee - Class A                          .764
 Transfer agent fee - Class B                          .001
 Reports to shareholders                               .074
 Registration statement and prospectus                 .472
 Postage, stationery and supplies                      .136
 Directors' and Advisory Board fees                    .081
 Auditing and legal fees                               .026
 Custodian fee                                         .296
 Taxes other than federal income tax                   .029
 Other expenses                                        .052              8.260
                                                     ------             ------
 Net investment income                                                   8.567
                                                                        ------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
Net realized gain                                                       31.286
Net increase in unrealized
 appreciation on investments                                            41.176
                                                                        ------
 Net realized gain and increase in
  unrealized appreciation
  on investments                                                        72.462
                                                                        ------
Net Increase in Net Assets Resulting
 from Operations                                                       $81.029
                                                                         =====



STATEMENT OF CHANGES IN NET ASSETS              (dollars in          millions)

                                            Six months ended    For the period
                                                  April 30, June 17, 1999(2) to
                                                    2000(1)   October 31, 1999
                                                     ------             ------
Operations:
Net investment income                            $    8.567         $    4.876
Net realized gain on investments                     31.286              (.513)
Net increase in unrealized appreciation
 on investments                                      41.176               .813
                                                     ------             ------
 Net increase in net assets
  resulting from operations                          81.029              5.176
                                                     ------             ------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net investment income,
 Class A                                             (6.959)              .000
                                                     ------             ------
Total dividends and distributions                    (6.959)              .000
                                                     ------             ------
Capital Share Transactions:
 Proceeds from shares sold                          653.037            745.141
 Proceeds from shares issued in reinvestment
  of net investment income dividends                  6.470                -
 Cost of shares repurchased                         (72.805)           (11.844)
                                                     ------             ------
 Net increase in net assets resulting from
  capital share transactions                        586.702            733.297
                                                     ------             ------
Total Increase in Net Assets                        660.772            738.473

Net Assets:
Beginning of period                                 738.637               .164
                                                     ------             ------
End of period (including
 undistributed net investment
 income: $6.541 and $4.933
 respectively)                                   $1,399.409           $738.637
                                                      =====              =====

(1) Unaudited
(2) Commencement of operations
See Notes to Financial Statements

 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in companies with significant exposure to countries which have developing economies and/or markets. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This change declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only that class.

 SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

COMMON EXPENSES - Income, expenses other than class-specific expenses and realized and unrealized gains and losses are allocated daily between the classes based on their relative net asset values. Distribution expenses, transfer agent fees, and any other class-specific expenses, are accrued daily and charged to the applicable share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended April 30, 2000, such non-U.S. taxes were $395,000.

Net realized gain and net unrealized gain of the fund derived in certain countries are subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $292,000 for the six months ended April 30, 2000.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

  As of April 30, 2000, net unrealized appreciation on investments for federal income tax purposes aggregated $42,002,000; $171,283,000 related to appreciated securities and $129,281,000 related to depreciated securities. During the six months ended April 30, 2000, the fund realized, on a tax basis, a net capital gain of $31,578,000 on securities transactions. The fund had available at April 30, 2000 a net capital loss carryforward totaling $581,000, which may be used to offset capital gains realized and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. Net losses related to non-U.S. currency transactions of $292,000 are treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $1,350,614,000 at April 30, 2000.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $4,596,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on the following rates and average net asset levels:

                   Average Net Asset Level

Rate               In Excess Of                       Up To

0.85%              $0                                 $500 million

0.77%              $500 million                       $1.0 billion

0.71%              $1.0 billion                       $1.5 billion

0.66%              $1.5 billion                       $2.5 billion

0.62%              $2.5 billion


DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.30% of Class A average daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Pursuant to a Plan of Distribution for Class B shares, the fund may expend up to 1.00% of Class B average daily net assets annually to compensate dealers for their selling and servicing efforts. During the six months ended April 30, 2000, distribution expenses under the Plan of Distribution for Class A were limited to $1,728,000. Had no limitation been in effect, the fund would have paid $1,814,000 for Class A. During the six months ended April 30, 2000, distribution expense under the Plan of Distribution for Class B were $5,000. As of April 30, 2000, accrued and unpaid distribution expense for Class A and Class B shares were $94,000 and $4,000, respectively.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,524,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $765,000.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of April 30, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1999), net of any payments to Directors, were $127,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES
The fund made purchases and sales of investment securities, excluding short-term securities, of $648,214,000 and $90,053,000, respectively, during the six months ended April 30, 2000.


As of April 30, 2000, net assets consist of the following:

Capital paid in on shares of beneficial              $1,320,174,000
interest

Undistributed net investment income                  6,541,000

Accumulated net realized gain                        30,705,000

Net unrealized appreciation                          41,989,000

Net Assets                                           $1,399,409,000



Capital share transactions in the fund were as follows:



                                    Six months ended April 30, 2000

                                      For the period June 17, 1999
                                                       to   October 31, 2000
                                      Amount       Shares           Amount       Shares
Class A Shares:
  Sold                               $645.278  22,990,284  $        745.141  31,700,839
  Reinvestment of dividends and         6.470     241,718               -           -
  distributions
  Repurchased                         (72.778) (2,586,761)          (11.844)   (508,731)
   Net increase in Class A            578.970  20,645,241           733.297  31,192,108
Class B Shares: (1)                                                     -           -
  Sold                                  7.759     272,294               -           -
  Reinvestment of dividends and           -           -                 -           -
  distributions
  Repurchased                           (.027)     (1,013)              -           -
   Net increase in Class B              7.732     271,281               -           -
Total net increase in fund            586.702  20,916,522  $        733.297  31,192,108

(1) Class B shares offered for sale
commencing March 15, 2000.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $296,000 includes $18,000 that was paid by these credits rather than in cash.

PER-SHARE DATA AND RATIOS
                                                                  Net
                                     Net asset               gains (losses)
                                       value,       Net      on securities   Total from
                                     beginning   investment  (both realized   investment
Period ended (1)                     of period     income   and unrealized)   operations
Class A:
                              2000     $23.67     $.21 (4)      3.17 (4)        $3.38
                              1999      23.56       .16          (.05)           .11
Class B (6):
                              2000      29.09     0.06 (4)     -2.33 (4)        (2.27)




                                                 Net asset                   Net assets,
                                       Total     value, end      Total      end of period
Period ended (1)                   Distributions  of period return (2),(3)  (in millions)

Class A:
                              2000     $(.20)      $26.85        14.28%        $1,392
                              1999       -          23.67         .47            739
Class B (6):
                              2000       -          26.82        (7.80)           7



                                     Ratio of
                                       income     Portfolio
                                     to average   turnover
Period ended (1)                     net assets     rate

Class A:
                              2000   0.75% (5)    9.41% (3)
                              1999      .75       0.83 (3)
Class B (6):
                              2000    0.06 (5)    9.41 (7)

(1) The period ended 1999
represents the period June 17,
commencement of operations,
to October 31 (audited); the
period ended 2000 represents
the six months ended
April 30 (unaudited).

(2) Excludes sales charges
on Class A shares or contingent
deferred sales charge on
Class B shares.

(3) Based on operations
for the period shown and,
accordingly, not
representative of a full
year.

(4) Based on average shares
outstanding.

(5) Annualized.

(6) Class B shares offered
for sale commencing
March 15, 2000.

(7) Represents portfolio
turnover rate for the six
months ended April 30, 2000.

[The American Funds Group(R)]

Offices of the fund and
of the investment adviser,
Capital Research and
Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for
shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of New World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

There are two ways to invest in New World Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front sales charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time. Because expenses are first deducted from income, dividends for Class B share accounts will be lower.

Printed on recycled paper
Litho in USA KBD/INS/4608
Lit. No. NWF-013-0600